                                                                   Exhibit 10.23



                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT



                                January 18, 2000

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
SECTION 1 Authorization and Sale of the Series B Preferred........................4
          ------------------------------------------------

            1.1         Authorization of the Series B Preferred...................4
                        ---------------------------------------
            1.2         Sale of the Series B Preferred............................4
                        ------------------------------

SECTION 2 Closing Date; Delivery..................................................5
          ----------------------

            2.1         Closing Date..............................................5
                        ------------
            2.2         Delivery..................................................5
                        --------
            2.3         Subsequent Sale of Series B Preferred.....................5
                        -------------------------------------

SECTION 3 Representations and Warranties of the Company...........................5
          ---------------------------------------------

            3.1         Organization and Standing.................................6
                        -------------------------
            3.2         Capitalization............................................6
                        --------------
            3.3         Subsidiaries, Etc.........................................6
                        -----------------
            3.4         Stockholder List and Agreements...........................7
                        -------------------------------
            3.5         Issuance of Shares........................................7
                        ------------------
            3.6         Authorization.............................................7
                        -------------
            3.7         Governmental Consents.....................................8
                        ---------------------
            3.8         Litigation................................................8
                        ----------
            3.9         Financial Statements......................................8
                        --------------------
            3.10        Title to Property and Assets and Liabilities..............8
                        --------------------------------------------
            3.11        Intellectual Property.....................................8
                        ---------------------
            3.12        Material Contracts and Obligations........................9
                        ----------------------------------
            3.13        Permits; Compliance.......................................9
                        -------------------
            3.14        Employees................................................10
                        ---------
            3.15        Proprietary Information and Inventions Agreements........10
                        -------------------------------------------------
            3.16        Environmental Matters....................................10
                        ---------------------
            3.17        ERISA....................................................11
                        -----
            3.18        Transactions with Related Parties........................11
                        ---------------------------------
            3.19        Books and Records........................................11
                        -----------------
            3.20        Year 2000................................................12
                        ---------
            3.21        Real Property Holding Company............................12
                        -----------------------------
            3.22        Disclosures..............................................12
                        -----------
            3.23        Additional Share Issuances...............................12
                        --------------------------
            3.24        Private Placement........................................12
                        -----------------
            3.25        Tax Returns, Payments and Elections......................12
                        -----------------------------------
            3.26        Investment Company Act...................................12
                        ----------------------

SECTION 4 Representations and Warranties of the Purchasers.......................13
          ------------------------------------------------

            4.1         Investment Representations of the Purchasers.............13
                        --------------------------------------------
            4.2         Authorization............................................14
                        -------------
            4.3         Legends..................................................14
                        -------

            4.4         Investor Counsel.........................................14
                        ----------------
            4.5         No Intent to Dispose.....................................14
                        --------------------

SECTION 5 Conditions to Closing of the Purchasers................................15
          ---------------------------------------

            5.1         Representations and Warranties Correct...................15
                        --------------------------------------
            5.2         Performance..............................................15
                        -----------
            5.3         Opinion of Company's Counsel.............................15
                        ----------------------------
            5.4         Rights Agreement.........................................15
                        ----------------
            5.5         ROFR Agreement...........................................15
                        --------------
            5.6         Voting Agreement.........................................15
                        ----------------
            5.7         Board of Directors.......................................15
                        ------------------
            5.8         Restated Certificate.....................................15
                        --------------------
            5.9         Compliance Certificate...................................16
                        ----------------------
            5.10        Other Matters............................................16
                        -------------

SECTION 6 Conditions to Closing of the Company...................................16
          ------------------------------------

            6.1         Representations..........................................16
                        ---------------
            6.2         Payment of Purchase Price................................16
                        -------------------------
            6.3         Other Matters............................................16
                        -------------

SECTION 7 Covenants of the Company...............................................16
          ------------------------

            7.1         Insurance................................................16
                        ---------

SECTION 8 Miscellaneous..........................................................17
          -------------

            8.1         Governing Law............................................17
                        -------------
            8.2         Survival.................................................17
                        --------
            8.3         Rights of Purchasers.....................................17
                        --------------------
            8.4         Successors and Assigns...................................17
                        ----------------------
            8.5         Entire Agreement; Amendment..............................17
                        ---------------------------
            8.6         Notices, etc.............................................17
                        ------------
            8.7         Delays or Omissions......................................18
                        -------------------
            8.8         Headings.................................................18
                        --------
            8.9         Severability.............................................18
                        ------------
            8.10        Finders Fee..............................................18
                        -----------
            8.11        Further Assurances.......................................18
                        ------------------
            8.12        Titles and Subtitles.....................................18
                        --------------------
            8.13        Counterparts.............................................18
                        ------------
            8.14        Additional Parties.......................................18
                        ------------------
            8.15        Expenses.................................................19
                        --------


SCHEDULES AND EXHIBITS

Schedule A  Schedule of Purchasers
Schedule B  Schedule of Exceptions
Exhibit A   Second Amended and Restated Certificate of Incorporation
Exhibit B   Amended and Restated Investors' Rights Agreement
Exhibit C   Amended and Restated Right of First Refusal and Co-Sale Agreement
Exhibit D   Amended and Restated Voting Agreement
Exhibit E   Opinion of Wilson Sonsini Goodrich & Rosati

                               OMNISKY CORPORATION

                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT

            This Agreement is made as of January 18, 2000, by and among OmniSky Corporation (formerly known as "AirWeb Corporation"), a Delaware corporation (the "COMPANY"), and each of the purchasers listed on the Schedule of Purchasers attached hereto as Schedule A (the "SCHEDULE OF PURCHASERS"). The persons or entities listed thereon are hereinafter referred to collectively as the "PURCHASERS" and individually as a "PURCHASER."

                              W I T N E S S E T H:

            WHEREAS, the Company desires to issue and sell, and the Purchasers desire to purchase, in exchange for cash and/or the contribution of assets, up to 4,319,654 shares of the Company's Series B Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED"), upon the terms and conditions hereinafter set forth.

            NOW THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereto agree as follows:

                                   SECTION 1

                Authorization and Sale of the Series B Preferred

            1.1 Authorization of the Series B Preferred. The Company has, or before the Closing (as hereinafter defined) will have, authorized the sale and issuance of up to 5,000,000 shares of its Series B Preferred, having the rights, restrictions, privileges and preferences as set forth in the Company's Amended and Restated Certificate of Incorporation attached hereto as Exhibit A (the "RESTATED CERTIFICATE").


            1.2 Sale of the Series B Preferred. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to each Purchaser, severally and not jointly, and each Purchaser, severally and not jointly, will purchase from the Company, at the Closing, the number of shares of Series B Preferred set forth opposite the Purchaser's name on the Schedule of Purchasers, at a purchase price of $4.63 per share. The Company's agreement with each Purchaser is a separate agreement, and the sale of the Series B Preferred to each Purchaser is a separate sale.

                                    SECTION 2

                             Closing Date; Delivery

            2.1 Closing Date. The closing of the purchase and sale of the Series B Preferred hereunder (the "CLOSING") shall be held at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304 at 10:00 a.m. on January 18, 2000 (the "CLOSING DATE") or at such other time and place as shall be mutually agreed upon by the Company and the Purchasers who have subscribed for at least a majority of the Series B Preferred to be sold at the Closing.


            2.2 Delivery. At the Closing, the Company shall deliver to each Purchaser a certificate, in such denomination and registered in the Purchaser's name as set forth on the Schedule of Purchasers, representing the number of shares of Series B Preferred which such Purchaser is purchasing from the Company against delivery to the Company of a check or wire transfer payable to the order of the Company in the aggregate amount of the purchase price of the Series B Preferred to be purchased by such Purchaser.


            2.3 Subsequent Sale of Series B Preferred. If less than all of the authorized number of shares of Series B Preferred are sold on the Closing Date, then, subject to the terms and conditions of this Agreement and the Related Agreements (as defined below), the Company may sell, on or before March 18, 2000, up to the balance of the authorized but unissued shares of the Series B Preferred to such persons as the Board of Directors of the Company (the "BOARD") may determine at the same price per share as the Series B Preferred purchased and sold at the Closing (the date of any such sale also being referred to herein as a "CLOSING DATE"). Any such sale shall be made upon the same terms and conditions as those contained herein, and such persons or entities shall become parties to this Agreement, the Amended and Restated Investors' Rights Agreement attached hereto as Exhibit B (the "RIGHTS AGREEMENT"), the Amended and Restated Right of First Refusal and Co-Sale Agreement attached hereto as Exhibit C (the "ROFR AGREEMENT"), the Amended and Restated Voting Agreement attached hereto as Exhibit D (the "VOTING AGREEMENT"), and any other agreement to which the other Purchasers are party and the execution and delivery of which is contemplated hereby (collectively, the "RELATED AGREEMENTS"), and shall have the rights and obligations of a Purchaser hereunder and thereunder. Such persons or entities shall also execute and deliver such documents and certificates as are reasonably required to comply with applicable state, federal and foreign securities laws.

                                    SECTION 3

                  Representations and Warranties of the Company

            The Company represents and warrants to each of the Purchasers that the statements made in this Section 3 are true and correct, except as set forth in the Schedule of Exceptions attached hereto as Schedule B (the "SCHEDULE OF EXCEPTIONS"), which shall be arranged to correspond to the numbered paragraphs contained in this Section 3. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty relates to the existence of the document or other item itself).


            3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and the Related Agreements to which the Company is a party and to carry out the transactions contemplated by this Agreement and such Related Agreements. The Company is duly qualified and in good standing to do business in each jurisdiction (whether domestic or foreign) where the failure to be so qualified would have a material adverse effect on the Company. The Company has furnished to counsel for the Purchasers true and complete copies of its Certificate of Incorporation and Bylaws, each as amended to date and currently in effect.


            3.2 Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $0.001 par value, of which 4,200,000 shares are issued and outstanding and of which 5,800,000 shares have been reserved for issuance pursuant to the OmniSky Corporation 1999 Stock Plan (the "1999 STOCK PLAN"), and 30,000,000 shares of Preferred Stock, $0.001 par value, of which 25,000,000 shares are designated as Series A Preferred Stock ("SERIES A PREFERRED") and of which 5,000,000 shares are designated as Series B Preferred, of which 20,219,335 shares of Series A Preferred and no shares of Series B Preferred shall be issued and outstanding prior to the date hereof. The Company has reserved 20,219,335 shares of Common Stock for issuance upon conversion of the Series A Preferred and 4,319,427 shares of Common Stock for issuance upon conversion of the Series B Preferred. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The rights, privileges and preferences of the Series A Preferred and Series B Preferred are as stated in the Restated Certificate. Except as provided in this Agreement, the Restated Certificate, any Related Agreement and pursuant to the 1999 Stock Plan: (a) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding; (b) the Company has no obligation (contingent or otherwise) to issue any subscription, warranty option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company; and (c) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable federal and state securities laws or pursuant to valid exemptions therefrom, and, if issued to a non-US person, in full observance and compliance with the securities laws of such holder's jurisdiction.


            3.3 Subsidiaries, Etc. The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture, limited liability company, professional association or other business enterprise.

            3.4 Stockholder List and Agreements. The Schedule of Exceptions contains a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each stockholder as of the date of this Agreement and the date of the Closing and the consideration paid to the Company, if any, therefor. Except as provided in this Agreement, the Restated Certificate, any Related Agreement and pursuant to the 1999 Stock Plan, there are no agreements, written or oral, between the Company and any holder of its capital stock or, to the best of the Company's knowledge, among any holders of its capital stock relating to the acquisition (including without limitation rights of first refusal or preemptive rights), transfer, sale or other disposition, registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") or voting of the capital stock of the Company.



            3.5 Issuance of Shares. Prior to the initial Closing, the issuance, sale and delivery of the shares of Series B Preferred in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred, will be duly authorized by all necessary corporate action on the part of the Company and its officers, directors and stockholders, and all such shares have been duly reserved for issuance. The shares of Series B Preferred, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the shares of Series B Preferred, when issued upon such conversion in accordance with the Restated Certificate, will be duly and validly issued, fully paid and non-assessable. The offer and sale of the shares of Series B Preferred (and Common Stock issued upon conversion thereof) to each of the Purchasers will be in full compliance with applicable federal and state securities laws.



            3.6 Authorization. The execution, delivery and performance by the Company of this Agreement and all Related Agreements to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and all Related Agreements, and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the initial Closing. This Agreement and each of the Related Agreements have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent indemnification provisions contained herein or in any Related Agreement may be limited by applicable federal or state securities laws. The execution, delivery and performance of the transactions contemplated by this Agreement and the Related Agreements and compliance with their provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Restated Certificate or Bylaws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company, including without limitation, Section 2115 of the California Corporations Code, as applicable.

            3.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement or the Related Agreements, the offer, issuance, sale and delivery of the shares of Series B Preferred or the other transactions to be consummated at the Closing, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of such Closing.


            3.8 Litigation. There is no action, suit or proceeding or governmental inquiry or investigation pending against the Company that questions the validity of this Agreement or any Related Agreement or the right of the Company to enter into or perform this Agreement or any Related Agreement, or that could be expected to have, either individually or in the aggregate, any material adverse effect on the business, prospects, assets or condition, financial or otherwise, of the Company, nor is there any litigation pending against the Company by reason of the proposed activities of the Company or negotiations by the Company with possible investors in the Company.


            3.9 Financial Statements. The Company has delivered to the Purchasers its unaudited financial statements (balance sheet and statement of operations) as of December 31, 1999 and for the eight month period ended December 31, 1999 (the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that such Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities occurred in the ordinary course of business subsequent to December 31, 1999 and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.



            3.10 Title to Property and Assets and Liabilities. The Company has good and marketable title to its material properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, security interest, conditional sale agreement, encumbrances or charge. The Company has not granted any manufacturing rights to any third party. The Company is not in material violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of owned or leased properties likely to impede the normal operation of the business of the Company, and the Company has not received any written notice of violation with which it has not complied.

            3.11 Intellectual Property. The Company possesses legal rights to all patents, trademarks, service marks, patent and trademark applications, trade names, copyrights, mask-works, trade secrets, licenses, information and proprietary rights, processes, data and know-how necessary for the conduct of the Company's business as conducted and as proposed to be conducted (the "INTELLECTUAL

PROPERTY RIGHTS"), free and clear of all Liens (as defined below), licenses or other restrictions. The Schedule of Exceptions contains a complete list of the Intellectual Property Rights. To the Company's knowledge, the business conducted or proposed to be conducted by the Company does not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, mask-works, trade secrets, processes, data or know-how or other intellectual property rights of any other individual, partnership, corporation, association, joint stock company, trust, joint venture, limited liability company, unincorporated organization or governmental entity or any department, agency or political subdivision thereof (each being a "PERSON") and, to the Company's knowledge, does not require the Company to obtain any license or other agreement to use any patents, trademarks, service marks, trade names, copyrights, trade secrets, processes, data or know-how of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights, mask-works, trade secrets, processes, data and know-how of any other Person. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, mask-works, trade secrets, processes, data or know-how of any other Person. None of the holders of Common Stock, whether vested or unvested, owns any rights in patents, trademarks, service marks, trade names, copyrights, mask-works, trade secrets, processes, data or know-how directly or indirectly competitive with those owned or to be used by the Company or derived from or in connection with the conduct of the Company's business. The Company does not believe that it is or will be necessary to use any inventions or works of authorship of its employees (or Persons it currently intends to hire) made outside of their employment by the Company. For purposes of this Agreement, "Liens" shall mean any lien, security interest, pledge, mortgage, deed of trust, charge or encumbrance in real, personal or mixed property (tangible or intangible, and wherever located), whether contractual or statutory (each being a "LIEN"), of any nature other than those the material terms of which are described in the Schedule of Exceptions or those which do not materially impair the operations of the Company.


            3.12 Material Contracts and Obligations. The Schedule of Exceptions sets forth a list of all material agreements or commitments of any nature to which the Company is a party or by which it is or will be bound as of the Closing Date, including without limitation: (i) each agreement that requires future expenditures by the Company in excess of $25,000 or that might result in payments to the Company in excess of $25,000; (ii) all management, consulting and similar agreements; (iii) all employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements and distributor and sales representative agreements; (iv) each agreement with any stockholder, officer or director of the Company, or any affiliate of such Persons, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such Person or entity; and (v) any agreement relating to the Intellectual Property Rights. The Company has delivered to the Purchasers copies of such of the foregoing agreements as the Purchasers have requested. All of such agreements and contracts are valid, binding and in full force and effect.


            3.13 Permits; Compliance. The Company holds all permits, orders and approvals from governmental authorities required for the conduct of its business as conducted or as proposed to be conducted, or can obtain within a commercially reasonable period of time such permits, orders and approvals without having a material adverse effect on such business. There is no term or provision of any mortgage, indenture, material contract, material agreement or material instrument to which the Company is a party or by which it is bound or of any provision of any existing judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, that materially adversely affects or, so far as the Company may now reasonably foresee, in the future is reasonably likely to materially adversely affect, the business, prospects, assets or condition, financial or otherwise, of the Company.


            3.14 Employees. None of the employees of the Company is represented by any labor union, and, to the Company's knowledge, there is no labor strike or other labor trouble pending with respect to the Company (including, without limitation, any organizational drive) or threatened. No employee of the Company is in violation of any judgment, decree, order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company or any other party because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use by the employee of his or her best efforts with respect to such business. The employment of each officer and employee is terminable at the will of the Company.



            3.15 Proprietary Information and Inventions Agreements. Each employee and officer of the Company has executed the Company's standard Proprietary Information and Inventions Agreement, a copy of which has been made available to counsel for the Purchasers.

            3.16   Environmental Matters. With respect to environmental matters:

                   The Company is and has been in compliance with all Environmental Laws (as defined below), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been made, given, filed or commenced by any Person, nor to the Company's knowledge has any such making, giving, filing or commencement been threatened, against any of them alleging any failure to comply with the Environmental Laws, or seeking contribution towards, or participation in, any remediation of any contamination of any property or thing with Hazardous Materials (as defined below). Without limiting the generality of the preceding sentence, the Company has obtained and been, and currently is, in compliance with all of the terms and conditions of all permits, licenses and other authorizations that are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables that are contained in, all Environmental Laws;

                   The Company has no obligation to remediate or any other liabilities of any kind arising in connection with or under any of the Environmental Laws, nor is there any basis for such obligation or liabilities;

                   Except as set forth in the Schedule of Exceptions. all properties and equipment used in the business of the Company are and have been free of Hazardous Materials;

                   "Environmental Laws" means all federal, state and local laws, regulations, ordinances, codes, rules, permits, decisions, orders or decrees relating or pertaining to the public health and safety or the environment, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, removal, discharge or disposal of Hazardous Materials, including, without limitation, the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., as amended (also known as "RCRA" for a subsequent amending act), (b) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq., as amended ("CERCLA"), (c) the Clean Water Act, 33 U.S.C.
Section 1251 et seq., as amended ("CWA"), (d) the Clean Air Act, 42 U.S.C.
Section 7401 et seq., as amended ("CAA"), (e) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as amended ("TSCA"), (f) the Emergency Planning and Community Right To Know Act, 15 U.S.C. Section 2601 et seq., as amended ("EPCRKA"), and (g) the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., as amended; and

                   Hazardous Materials means, without limitation, (i) any "hazardous wastes" as defined under RCRA, (ii) any "hazardous substances" as defined under CERCLA, (iii) any toxic pollutants as defined under the CWA, (iv) any hazardous air pollutants as defined under the CAA, (v) any hazardous chemicals as defined under TSCA, (vi) any hazardous substances as defined under EPCRKA, (vii) asbestos, (viii) polychlorinated biphenyls, (ix) petroleum or petroleum products, (x) underground storage tanks, whether empty, filled or partially filled with any substance, (xi) any substance the presence of which on the property in question is prohibited under any Environmental Law, and (xii) any other substance which under any Environmental Law requires special handling or notification of or reporting to any federal, state or local governmental entity in its generation, use, handling, collection, treatment, storage, recycling, treatment, transportation, recovery, removal, discharge or disposal.



            3.17 ERISA. The Company does not have or otherwise contribute to or participate in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974 (other than the Company's 401(k) savings plan, 1999 Stock Plan and any medical benefit plan with respect to which the Company has made all required contributions and has complied with all applicable laws).


            3.18   Transactions with Related Parties. Except as disclosed on
Schedule 3.18, no employee, officer, director or stockholder of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company and
(iii) for other employee benefits made generally available to all employees. None of such persons has any direct or indirect ownership interest in any Person with which the Company is affiliated or with which the Company has a business relationship, or any Person that competes with the Company, except that employees, stockholders, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company).


            3.19 Books and Records. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

            3.20 Year 2000. As of the date hereof, to the knowledge of the Company, Year 2000 computer malfunctions have not had and will not have a material adverse effect on the condition (financial or otherwise), business, operations, properties or prospects of the Company.


            3.21 Real Property Holding Company. The Company is not a real property holding company within the meaning of Section 897 of the Code.


            3.22 Disclosures. Neither this Agreement, any Related Agreement nor any exhibit hereto or thereto, nor any written report, certificate or instrument furnished to any of the Purchasers in connection with the transactions contemplated in this Agreement or the Related Agreements contains any untrue statement of a material fact or, when taken together, omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. However, as to any projections furnished to the Purchasers, the Company only represents that such projections were prepared in good faith by the Company and there is a reasonable basis for such projections. The Company knows of no information or fact that has or would have a material adverse effect on the business, prospects, assets or condition, financial or otherwise, of the Company that has not been disclosed to the Purchasers in this Agreement, the Related Agreements, the exhibits hereto or thereto or other written materials furnished to the Purchasers.


            3.23 Additional Share Issuances. The Company is not under any obligation or binding commitment to issue additional shares of its stock to any person or entity.

            3.24 Private Placement. Subject in part to the truth and accuracy of each Purchaser's representations set forth in this Agreement, the offer, sale and issuance of the Series B Preferred as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.


            3.25 Tax Returns, Payments and Elections. The Company has filed all tax returns and reports (federal, state and local) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as an S corporation pursuant to Section 1362(a). None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. The Company has made adequate provisions on its books of account for all taxes, assessments, and governmental charges with respect to its business, properties, and operations for the period from the date of incorporation to January 18, 2000. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.



            3.26 Investment Company Act. The Company is not an "investment company" as defined in the Investment Company Act of 1940.

                                   SECTION 4

                Representations and Warranties of the Purchasers

            Each Purchaser, severally and not jointly, hereby represents and warrants to the Company with respect to the purchase of the Series B Preferred as follows:

            4.1 Investment Representations of the Purchasers. Purchaser understands that the Series B Preferred (and the Common Stock issuable upon conversion of the Series B Preferred) have not been registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Act based upon the representations of each Purchaser contained herein.

            Purchaser knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Series B Preferred.

            Purchaser is acquiring the Series B Preferred to be issued and sold hereunder (and the Common Stock issuable upon conversion of the Series A Preferred) for Purchaser's own account for investment and not as a nominee and not with a view to the distribution thereof. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely unless the Series B Preferred or such Common Stock are registered pursuant to the Act, or an exemption from such registration is available, and that the Company has no present intention of registering the Series B Preferred or such Common Stock. Purchaser further understands that there is no assurance that any exemption from the Act will be available or, if available, that such exemption will allow Purchaser to dispose of or otherwise transfer any or all of the Series B Preferred or such Common Stock under the circumstances, in the amounts or at the times Purchaser might propose.

            By reason of Purchaser's business or financial experience, or that of Purchaser's professional advisor, Purchaser has the capacity to protect his own interests in connection with the purchase of the Series B Preferred hereunder and has the ability to bear the economic risk (including the risk of total loss) of Purchaser's investment; provided, however, such capacity and/or ability in no way serves to mitigate or release the Company from its obligations or representations or warranties in this Agreement, the Related Agreements or the Restated Certificate.

            Purchaser acknowledges that Purchaser is aware of Rule 144 promulgated under the Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Purchaser understands that under Rule 144, except as otherwise provided by section (k) of that Rule, the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold and limitations on the amount of securities to be sold and the manner of sale. Purchaser understands that the current information referred to above is not now available and the Company has no present plans to make such information available. Purchaser acknowledges and understands that notwithstanding the Company's obligations under the Rights Agreement the Company may not be satisfying the current public information requirement of Rule 144 at the time Purchaser wishes to sell the Series A

Preferred or any Common Stock received on conversion thereof, and that, in such event, Purchaser may be precluded from selling such stock under such Rule, even if the one year minimum holding period of such Rule has been satisfied.

            Purchaser acknowledges that in the event all of the requirements of Rule 144 are not met, registration under the Act, compliance with the Securities and Exchange Commission's (the "COMMISSION") Regulation A or an exemption from registration will be required for any disposition of the Series B Preferred and the Common Stock issued on conversion thereof. Purchaser understands that although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

            The residency of Purchaser (or, in the case of a partnership or corporation, such entity's principal place of business as office) is correctly set forth on the Schedule of Purchasers.

            4.2 Authorization. Purchaser has the full power and authority to execute, deliver and perform this Agreement. This Agreement when executed and delivered by Purchaser will constitute a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent indemnification provisions contained herein or in any Related Agreement may be limited by applicable federal or state securities laws.


            4.3 Legends. Purchaser understands and acknowledges that the certificate evidencing such Purchaser's Series B Preferred and any Common Stock acquired upon the conversion thereof will be imprinted with a legend in the form set forth in Sections 3 and 20(d) of the Rights Agreement and in Section 4 of the ROFR Agreement.


            4.4 Investor Counsel. Purchaser acknowledges that such Purchaser has had the opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with such Purchaser's own legal counsel and has not relied upon the Company or any of its agents for legal advice, other than the legal opinion provided pursuant to
Section 5.3 hereto, with respect to this investment or the transactions contemplated by this Agreement.


            4.5 No Intent to Dispose. Purchaser has no current plan or intention, and is not under any binding commitment or contract, to sell, exchange or otherwise dispose of any stock in the Company, including without limitation any Series B Preferred received or to be received pursuant to this Agreement.

                                   SECTION 5

                     Conditions to Closing of the Purchasers

            The obligation of each of the Purchasers to purchase the Series B Preferred at the Closing is subject to the fulfillment to the Purchaser's satisfaction on or prior to the Closing Date of each of the following conditions:



            5.1 Representations and Warranties Correct. Each representation and warranty made by the Company in Section 3 hereof shall be true and correct when made and on the Closing Date.


            5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the
Company on or prior to the Closing Date shall have been performed or complied with by the Company in all respects.


            5.3 Opinion of Company's Counsel. The Purchasers shall have received from Wilson Sonsini Goodrich & Rosati, counsel to the Company, an opinion addressed to the Purchasers, dated the Closing Date and in substantially the form attached hereto as Exhibit E.


            5.4 Rights Agreement. The Company, each of the Purchasers and a majority of the Registrable Securities (as defined in the Rights Amendment), and each Founder (as defined in the Rights Agreement) shall have entered into and delivered the Rights Agreement at or prior to the Closing, and the Rights Agreement shall be in full force and effect, without amendment or modification.


            5.5 ROFR Agreement. The Company, each of the Purchasers and the holders of Series A Preferred Stock, the holders of Series B Preferred Stock and the Founders (as defined in the ROFR Agreement) shall have entered into and delivered the ROFR Agreement, at or prior to the Closing, and the ROFR Agreement shall be in full force and effect, without amendment or modification.


            5.6 Voting Agreement. Each of the Purchasers and the holders of Series A Preferred Stock, the holders of Series B Preferred Stock and the Founders (as defined in the Voting Agreement) shall have entered into and delivered the Voting Agreement, at or prior to the Closing, and the Voting Agreement shall be in full force and effect, without amendment or modification.


            5.7 Board of Directors. The Company's Bylaws shall provide for a Board of Directors, with the number of directors fixed at seven (7). As of the Closing, the following individuals shall be members of the Board of Directors of the Company: (i) Janice Roberts, (ii) David Oros, (iii) Patrick McVeigh and (iv) Stephen Diamond.


            5.8 Restated Certificate. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware, shall have become effective in accordance with Section 103 of the Delaware General Corporation Law, as amended, and shall not have been further modified or amended.

            5.9 Compliance Certificate. The Company shall have delivered to the Purchasers or their special counsel a certificate signed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1, 5.2, 5.7 and 5.8 above.


            5.10 Other Matters. All material matters of a legal nature which pertain to the transactions contemplated in this Agreement, the Related Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                                    SECTION 6

                      Conditions to Closing of the Company

            The Company's obligation to sell the Series B Preferred at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions:


            6.1 Representations. The representations made by the Purchasers pursuant to Section 4 hereof shall be true in all material respects at and as of the Closing.

            6.2 Payment of Purchase Price. Each Purchaser shall have delivered to the Company the purchase price for such Purchaser's Series B Preferred, as set forth opposite such Purchaser's name on the Schedule of Purchasers.


            6.3 Other Matters. All material matters of a legal nature which pertain to the transactions contemplated in this Agreement, the Related Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company and its counsel, and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                                   SECTION 7

                            Covenants of the Company

            The Company hereby covenants and agrees with the Purchasers as follows:

            7.1 Insurance. The Company shall obtain by March 18, 2000 and maintain valid policies of insurance with respect to its properties and business of the kinds and in the amounts, not less than is customarily obtained by corporations engaged in the same business and similarly situated, including, without limitation, workers compensation insurance and insurance against casualty loss, public liability, libel, slander, defamation, advertising injury and other risks.

                                    SECTION 8

                                  Miscellaneous

            8.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to conflicts of laws.

            8.2 Survival. The representations, warranties, covenants and agreements made herein shall survive (i) the execution and delivery of this Agreement and (ii) the Closing.

            8.3 Rights of Purchasers. Each Purchaser shall have the absolute right to exercise or refrain from exercising any right or rights that such Purchaser may have by reason of this Agreement, the Related Agreements, the Restated Certificate, the Bylaws or at law or in equity including, without limitation, the right to consent to the waiver of any obligation of the Company and to enter into any agreement with the Company for the purpose of modifying this Agreement or the Related Agreements and such Purchaser shall not incur any liability to any other Purchaser or holder of Series B Preferred (or Common Stock issued upon conversion thereof) with respect to exercising or refraining from exercising any such right or rights. Each Purchaser acknowledges that such Purchaser is not relying upon any other Purchaser in making its investment decision to invest in the Company.


            8.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Notwithstanding any other provision of this Agreement to the contrary, the rights and obligations of this Agreement may be expressly transferred to any affiliate of the Purchasers.


            8.5 Entire Agreement; Amendment. This Agreement (including all exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. This Agreement and any term hereof may be amended, waived, discharged or terminated only by means of a written instrument signed by the Company and Purchasers (or their respective successor or assigns) holding at least a majority of the shares of Series B Preferred (or Common Stock issued upon conversion thereof) then outstanding. Any amendment, waiver, discharge or termination not in compliance with this Section 7.5 shall be void.


            8.6 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered either by hand, by messenger, by overnight courier service or by confirmed facsimile, addressed (a) if to Purchaser, as indicated on the Schedule of Purchasers, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Series B Preferred or any Common Stock issued upon conversion of Series B Preferred, at such address as such holder shall have furnished the Company in writing or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company, or (c) if to the Company, at its address set forth at the end of this Agreement or at such other address as the Company shall have furnished to the Purchasers and each such other holder in writing.


            8.7 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Series B Preferred (or Common Stock issued upon conversion thereof) upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

            8.8 Headings. The headings of this Agreement are for convenience only and should not be used to construe or interpret the terms of this Agreement.

            8.9 Severability. In case any provision of the Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be excluded from this Agreement the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.



            8.10 Finders Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Purchaser agrees, severally and not jointly, to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, representatives or predecessors-in-interests is responsible.


            8.11 Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated herein.


            8.12 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            8.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            8.14 Additional Parties. The parties hereto agree that additional purchasers of Series B Preferred may, with the consent only of the Company and as otherwise set forth in Section 2.3 of the

Agreement, be added as parties to this Agreement, and shall thereupon be deemed for all purposes "Purchasers" hereunder. Any such additional party shall execute a counterpart of this Agreement, and upon execution by such additional party and by the Company, shall be considered a Purchaser for purposes of this Agreement.




            8.15 Expenses. Each of the Company and the Purchasers shall bear their own expenses incurred with respect to this Agreement and the transactions contemplated hereby; however, in the event the Closing is consummated, the Company will pay the reasonable fees and expenses of counsel to the Lead Purchaser, not to exceed $20,000, in connection with all transactions leading up to and related to the Closings.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                   COMPANY:

                                   OMNISKY CORPORATION

                                   By:
                                      -------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------
                                   Address:
                                           --------------------------

                                           --------------------------



          SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                                      PURCHASERS:

                                      DLJ CAPITAL CORP.

                                      By:  Stephen M. Diamond
                                           Vice President

                                      By:
                                         ----------------------------
                                                 (Signature)

                                      Name:
                                           --------------------------
                                                 (Print Name)

                                      Title:
                                             ------------------------


                                      DLJ ESC II, L.P.

                                      By:  DLJ LBO Plans Management Corporation
                                           General Partner

                                      By:
                                        -----------------------------
                                                  (Signature)

                                      Name:
                                           --------------------------
                                                  (Print Name)

                                      Title:
                                             ------------------------



         SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                              SPROUT CAPITAL VIII, L.P.

                              By:  DLJ Capital Corp.
                                   Managing General Partner

                              By:
                                 ---------------------------
                                         (Signature)

                              Name:
                                   -------------------------
                                         (Print Name)

                              Title:
                                    ------------------------


                              SPROUT VENTURE CAPITAL, L.P.

                              By:  DLJ Capital Corp.
                                   General Partner

                              By:
                                 ---------------------------
                                        (Signature)

                              Name:
                                   -------------------------
                                        (Print Name)

                              Title:
                                    ------------------------


         SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                              AETHER OPENSKY INVESTMENTS LLC

                              By: Aether Technologies International, L.L.C. Its Sole Member

                              By:
                                 ---------------------------
                                         (Signature)

                              Name:
                                   -------------------------
                                         (Print Name)

                              Title:
                                    -------------------------



         SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                                          WS INVESTMENT COMPANY

                                          By:
                                             --------------------------
                                                    (Signature)

                                          Name:
                                                -----------------------
                                                    (Print Name)

                                          Title:
                                                -----------------------



         SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                                          Name:

                                          By:
                                             ---------------------------
                                          Name:
                                               -------------------------
                                                      (Print Name)

               SIGNATURE PAGE TO SERIES B PREFERRED STOCK AGREEMENT